UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2020

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangement for Certain Officers.

On August 12, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Alpha and Omega Semiconductor Limited (the “Company”) approved an incentive bonus plan (the “Plan”) pursuant to which each of Mike F. Chang, our chief executive officer, Yifan Liang, our Chief Financial Officer and Corporate Secretary, Yueh-Se Ho, our Chief Operating Officer, Stephen Chang, our Executive Vice President Product Line Management and Bing Xue, our Senior Vice President of Sales will be eligible to receive an incentive award based on the level of attainment of specified Company performance goals. Under the Plan, the performance goals are comprised of a range of non-GAAP earnings per share and revenue for calendar year 2020. Assuming the minimum performance goals are achieved, the actual amount of the award earned by an executive officer will range from 25% to 50% of annual base salary for our chief executive officer and from 15% to 30% of annual base salary for our other executive officers depending on the level of attainment of the performance goals. Any earned bonus will be paid by March 15, 2021 in cash, Company common shares or a combination thereof as determined by the Committee subject to the executive officer’s continued service through the payment date.

The description above is only a summary and qualified in its entirety by the Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2020 to be filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 17, 2020

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary